Provisions	12 Months Ended
Dec. 31, 2025
Provisions [abstract]
Provisions
5.30 Provisions
5.30.1 Provisions for employee commitments

	Year ended December 31
in € thousand	2025	2024
Employer contribution costs on share-based compensation plans	1,497	81
Phantom shares	7	1
Retirement termination benefits	171	515
Leaving indemnities and restructurings	4,671	964
BALANCE AS AT CLOSING DATE	6,346	1,561
Less non-current portion	697	546
CURRENT PORTION	5,649	1,015

On September 16, 2025, Valneva’s employee representatives and Valneva’s teams based in Nantes were informed of the proposed closure of the Nantes site. In accordance with its legal obligations, Valneva initiated an information and consultation process with the Company’s local work council to reorganize its activities. In the year ended December 31, 2025 the provision for leaving indemnities and restructuring mainly relates to the proposed closure of the Nantes site.
Share-based provisions
Employer contribution costs on share-based compensation plans and phantom shares are calculated at the balance sheet date using the share price of Valneva as at December 31, 2025: €3.72 (December 31, 2024: €2.16). The increase in these provisions as at December 31, 2025 is mainly due to the share price movement.
Retirement termination benefits
Some Group companies provide retirement termination benefits to their retirees.
For defined benefit plans, retirement costs are determined once a year:
•From December 31, 2021 onward, under the new calculation method proposed by the IFRS IC and according to the updated recommendation of the ANC n 2013-02 as at December 31, 2021: under this method, when the plan provides for the payment of an indemnity to the employee, if he or she is present at the date of retirement, the amount of which depends on seniority and is capped at a certain years of service, the commitment must be calculated solely on the basis of the years of service prior to the retirement date.
The final obligation is then discounted. These calculations mainly use the following assumptions:
•a discount rate;
•a salary increase rate;
•an employee turnover rate.
Actuarial gains and losses arising from experience adjustments and changes in actuarial assumptions are charged or credited to equity in other comprehensive income in the period in which they arise.
For basic schemes and defined contribution plans, the Group recognizes the contributions as expenses when payable, as it has no obligations over and above the amount of contributions paid.
Assumptions used

	Year ended December 31
	2025	2024
Discount rate	3.90%	3.40%
Salary increase rate	2.00%	2.50%
Turnover rate	0%-21.35%	0%-21.35%
Social security rate	46.00%	43.00%-47.00%
Average remaining lifespan of employees (in years)	17	20
Changes in defined benefit obligation
Present value of obligation development:

	Year ended December 31
in € thousand	2025	2024
BALANCE AS AT JANUARY 1	515	459
Current service cost	128	105
Past service cost due to curtailment	(404)	—
Actuarial losses/(gains)	(68)	(49)
BALANCE AS AT CLOSING DATE	171	515
The proposed closure of the Nantes site leads to a significant reduction of the defined benefit obligation.
5.30.2 Other provisions

	Year ended December 31
in € thousand	2025	2024
Non-current	694	—
Current	6,010	5,671
PROVISIONS	6,705	5,671

The position mostly comprises €5.2 million from a provision for expected legal and settlement costs under a court proceeding related to the Intercell AG/Vivalis SA merger (December 31, 2024: €5.2 million) For further information on this court proceeding, please see Note 5.33.
Additionally to cover employee non-related cost related to the closure of the Nantes side, a restructuring provision of €0.4 million (December 31, 2024: nil) was recorded in 2025.
In the year ended December 31, 2025 the non-current provision relates to an onerous lease agreement